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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: May 21, 1998


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                              VDC CORPORATION LTD.
               (Exact name of registrant as specified in charter)


    Bermuda                           0--14045                    061510832
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             identification no.)
incorporation)


                                27 Doubling Road
                               Greenwich, CT 06830
                    (Address of principal executive offices)


                                 (203) 661-9600
              (Registrant's telephone number, including area code)


                           Bishopscourt, Kirk Michael
                       Isle of Man, British Isles IM6 2EZ
          (Former name or former address, if changed since last report)

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     Item 4. Changes in Registrant's Certifying Accountant

     (a) On May 21, 1998, VDC Corporation Ltd. (the "Company") terminated the engagement of Neville Russell, chartered accountants (Neville"), as the principal accountants to audit the Company's financial statements, effective immediately. The action was approved by the Company's Board of Directors.

     Neville's report dated June 30, 1997 on the Company's financial statements for fiscal years 1996 and 1997 did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

     During fiscal years 1996 and 1997 and for the interim period commencing July 1, 1997 and ending May 21, 1998, there were no disagreements between the Company and Neville on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Neville, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

     During fiscal years 1996 and 1997 and for the interim period commencing July 1, 1997 and ending May 21, 1998, Neville did not advise the Company (1) that the internal controls necessary for the Company to develop reliable financial statements do not exist, or (2) that information has come to Neville's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management, or (3)(A) of the need to expand significantly the scope of its audit, or that information has come to Neville's attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1997 (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause Neville to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (B) due to Neville's dismissal, or for any other reason, Neville did not so expand the scope of its audit or conduct such further investigations, or (4)(A) that information has come to Neville's attention that it has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1997 (including information that, unless resolved to Neville's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (B) due to Neville's dismissal, or for any other reason, the issue has not been resolved to Neville's satisfaction prior to its dismissal.

     (b) The Company has engaged BDO Seidman, LLP ("BDO") as the principal accountants to audit the Company's financial statements (commencing with the quarter ended March 31, 1998), effective as of May 12, 1998. The action was approved by the Company's Board of Directors. During fiscal years 1996 and 1997 and the interim period subsequent to fiscal year 1997, neither the Company nor anyone on its behalf consulted BDO regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by BDO.



     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c) Exhibit 16.1 Letter to the Commission from Neville Russell dated May 21, 1998.

                 Exhibit 16.2 Letter to the Commission from Neville Russell dated June 19, 1998.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VDC Corporation Ltd.


                                           By: /s/ Frederick A. Moran
                                           --------------------------
                                                   Frederick A. Moran
                                                   Chief Executive Officer



                                           Date: June 19, 1998

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                                  EXHIBIT INDERu
X


Exhibit                                                                   Page
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16.1               Letter to the Securities and Exchange Commission from
                   Neville Russell dated May 21, 1998.

16.2 Letter to the Securities and Exchange Commission from Neville Russell dated June 19, 1998.

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